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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 14, 1998




                       NAVISTAR INTERNATIONAL CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                       1-9618                36-3359573
  -------------------------------    --------------------    -------------------
  (State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer
    incorporation or organization)                           Identification No.)


   455 North Cityfront Plaza Drive, Chicago, Illinois                60611
   --------------------------------------------------         ------------------
         (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (312) 836-2000



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ITEM 5.    OTHER EVENTS

           On May 14, 1998, the Registrant issued the press release which is attached as Exhibit 99.2 to this Report and incorporated by reference herein.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

             (c)      Exhibits


                      Exhibit No.        Description                    Page
                      -----------        -----------                    ----

                         99.2            Press Release dated            E-1
                                         May 14, 1998



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NAVISTAR INTERNATIONAL CORPORATION
----------------------------------
           Registrant


Date:   May 14, 1998                    /s/ J. Steven Keate
                                        -------------------
                                            J. Steven Keate
                                            Vice President and Controller
                                            (Principal Accounting Officer)




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                                INDEX TO EXHIBITS



             Exhibit No.        Description                   Page
             -----------        -----------                   ----

               99.2              Press Release dated          E-1
                                 May 14, 1998